UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 3, 2023

DigitalOcean Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40252		45-5207470
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

101 6th Avenue	New York	New York	10013
(Address of Principal Executive Offices)			(Zip Code)
(646) 827-4366
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000025 per share	DOCN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2023, DigitalOcean Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2023. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2023, the Company and Adrienne Calderone, the Company’s Chief Accounting Officer, agreed that, following a brief transition period, Ms. Calderone will no longer be employed by the Company and will no longer hold any offices with the Company. W. Matthew Steinfort, the Company’s Chief Financial Officer, will serve as the Company’s interim Chief Accounting Officer until a replacement has been appointed. Mr. Steinfort will not receive any additional compensation for assuming the role of interim Chief Accounting Officer.

W. Matthew Steinfort has served as the Company’s Chief Financial Officer since January 2023. From September 2017 to December 2022, Mr. Steinfort served as the Chief Financial Officer of Zayo Group Holdings, Inc., a provider of telecommunications infrastructure services, and, prior to serving in such capacity, Mr. Steinfort served as the Executive Vice President, Corporate Strategy, Development and Administration at Zayo from November 2016 to September 2017. From February 2006 to November 2016, Mr. Steinfort served as Co-Founder and Chief Executive Officer of Envysion, Inc., a video intelligence SaaS company, where he also served on the board of directors from January 2013 until its merger with Motorola Solutions, Inc. in November 2021. Previously, Mr. Steinfort was the Senior Vice President of Corporate Strategy at ICG Communications, a communications company that provides data and voice services, and held a variety of vice president roles at Level 3 Communications, an internet and telecommunications provider. Earlier in his career, Mr. Steinfort held positions at management consultancy Bain & Company and IT consultancy Cambridge Technology Partners. Mr. Steinfort received a B.S.E. in Civil Engineering and Operations Research from Princeton University and an M.B.A. from the MIT-Sloan School of Management.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by DigitalOcean Holdings, Inc. dated May 9, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 9, 2023	DigitalOcean Holdings, Inc.
		By:	/s/ W. Matthew Steinfort
W. Matthew Steinfort, Chief Financial Officer